Earnings Per Share	12 Months Ended
Jun. 30, 2022
Earnings per share [abstract]
Earnings Per Share	Earnings Per Share
Basic earnings per share is computed by dividing the net income attributable to ordinary shareholders by the weighted-average number of ordinary shares outstanding during the period. Diluted earnings per share is computed by giving effect to all potential weighted-average dilutive shares. The dilutive effect of outstanding awards is reflected in diluted earnings per share by application of the treasury stock method.
A reconciliation of the calculation of basic and diluted loss per share is as follows:

	Fiscal Year Ended June 30,
	2022	2021	2020
	(U.S. $ and shares in thousands, except per share data)
Numerator:
Net loss attributable to ordinary shareholders	$(614,124)	$(696,315)	$(350,654)
Denominator:
Weighted-average ordinary shares outstanding—basic and diluted	253,312	249,679	244,844
Net loss per share attributable to ordinary shareholders:
Basic and diluted net loss per share	$(2.42)	$(2.79)	$(1.43)
The computed net loss per share for fiscal years ended June 30, 2022, 2021 and 2020 does not assume conversion of securities that would have an antidilutive effect on earnings per share. For fiscal years ended June 30, 2022, 2021 and 2020, there were 4.8 million, 5.0 million and 6.8 million shares excluded as conversion of such securities would have an antidilutive effect on net loss per share, respectively.